UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: May 23, 2005
                  Date of earliest event reported: May 15, 2005

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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SECTION 2-        FINANCIAL INFORMATION

         ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of May 15, 2005, the registrant's subsidiary, The Resourcing Solutions Group, Inc. ("RSG"), entered into an Asset Purchase Agreement with Allegro, Inc., a South Carolina corporation. Under the terms of the Agreement RSG sold sixteen
         (16) of its Client Service Agreements, under which RSG provided professional employer services to clients primarily in the states of North Carolina and South Carolina. The sales price of the Client Service Agreements is estimated to be $243,270, based on the payment of 50% of the annual administrative fees to be paid under those Agreements for forthcoming twelve(12) months.

         ITEM 9-           FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                  EXHIBIT NO.                 DESCRIPTION
                  ----------                  -----------

                  10.1          Asset Purchase Agreement dated May 15, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated: May 20, 2005                         By: /s/ GARY MUSSELMAN
                                                     President